Exhibit 4.1

COMMON STOCK	COMMON STOCK

RN

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 76657R 10 6

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF, RIGHTNOW TECHNOLOGIES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

/s/ ALAN A. RASSABY	/s/ GREG R. GIANFORTE
SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
(Glendale, CA)	TRANSFER AGENT
AND REGISTRAR

BY
AUTHORIZED SIGNATURE

RIGHTNOW TECHNOLOGIES, INC.

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-		Custodian
			(Cust)		(Minor)
TEN ENT-	as tenants by the entireties
under Uniform Gifts to Minors
JT TEN-	as joint tenants with
	right of survivorship and		Act
	not as tenants in common		(State)

		UNIF TRF MIN ACT-		Custodian (until age	)
(Cust)
under Uniform Transfers
(Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                    Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                 Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

In presence of

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.